American Century Variable Portfolios, Inc. Prospectus Supplement VP Value Fund
Supplement dated August 1, 2018 ■ Prospectus dated May 1, 2018

The following replaces the Annual Fund Operating Expenses table on page 2 of the prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fee	0.96%	0.86%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.97%	1.12%
Fee Waiver[1]	0.20%	0.20%
Total Annual Fund Operating Expenses After Fee Waiver	0.77%	0.92%
1 The advisor has agreed to waive 0.20 percentage points of the fund’s management fee. The advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The following replaces the Example table on page 2 of the prospectus.

	1 year	3 years	5 years	10 years
Class I	$79	$290	$517	$1,172
Class II	$94	$337	$598	$1,345

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-94262 1808